Supplement Dated August 12, 2013
To the Product Prospectuses for:

Connecticut General Life Insurance Company

CG Variable Life Insurance Separate Account I
ACCRU VUL

CG Variable Life Insurance Separate Account II
VUL-I

ING Life Insurance and Annuity Company

Variable Life Account B of ING Life Insurance & Annuity Company
Corporate VUL

This Supplement outlines a change to the investment options under your policy. All other provisions outlined in your prospectus, as supplemented, remain unchanged. This Supplement is for informational purposes and requires no action on your part.

The MFS VIT Strategic Income Series has merged with and into MFS VIT Strategic Income Portfolio effective August 19, 2013.

Please retain this Supplement for future reference.